SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  September 30, 2003
                                                         ------------------

                             MACDERMID, INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


   Connecticut                         001-13889                    06-0435750
   -----------                         ---------                    ----------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
          of  incorporation)                               Identification No.)

            245 Freight Street, Waterbury, Connecticut          06702-0671
            ------------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code:  (203)575-5700
                                                            -------------

                                                   N/A
                                                   ---
         (Former name or former address, if changed since last report.)